UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

ImmunoGen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! IMMUNOGEN, INC. 2021 Virtual Annual Meeting Vote by June 15, 2021 11:59 PM ET IMMUNOGEN, INC. 830 WINTER STREET WALTHAM, MA 02451 D54036-P51548 You invested in IMMUNOGEN, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2021. Get informed before you vote View the Notice of Annual Meeting of Shareholders, Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 16, 2021 9:00 AM, EDT Virtually at: https://east.virtualshareholdermeeting.com/IMGN2021 *Please check the meeting materials for instructions on how to attend the meeting. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D54037-P51548 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 2. Election of Directors Nominees: 01) Stephen C. McCluski04) Dean J. Mitchell07) Stuart A. Arbuckle 02) Richard J. Wallace05) Kristine Peterson 03) Mark Goldberg, MD06) Mark J. Enyedy For 1. To fix the number of members of the Board of Directors at seven (7). For 3. To approve an amendment to our 2018 Employee, Directors and Consultant Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 6,600,000. For 4. To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in our proxy statement. For 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. For In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.